UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC  20549


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December
27, 1995


                      TRIARC COMPANIES, INC.
            ------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


DELAWARE           1-2207            38-0471180
----------     ----------           ------------
(State or other     (Commission    (IRS Employer
jurisdiction of     File Number)   Identification No.)
incorporation)


          900 Third Avenue
          New York, New York             10022
     ----------------------------       ------------
     (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:  (212)
230-3000




           ---------------------------------------------
                (Former Name or Former Address, if
                    Changed Since Last Report)

Item 5.   Other Events.

     On December 27, 1995, the Registrant and Southeastern Public Service Company ("SEPSCO"), a wholly-owned subsidiary of the Registrant, announced that SEPSCO has delivered to the indenture trustee for its 11 7/8% Senior Subordinated Debentures due February 1, 1998 (the "Debentures") a notice of redemption with respect to all of its outstanding Debentures. The redemption is scheduled to occur on February 22, 1996. Upon completion of the redemption of the Debentures, SEPSCO intends to file a Form 15 with the Securities and Exchange Commission and to cease filing reports under the Securities Exchange Act of 1934, as amended.

     A copy of the notice of redemption and press release are being filed herewith as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

     (c)  Exhibits

     4.1  Notice of Redemption for SEPSCO's 11 7/8% Senior
          Subordinated Debentures due February 1, 1998
     99.1 Press release dated December 27, 1995

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TRIARC COMPANIES, INC.


Date:  December 27, 1995 By:  Joseph A. Levato
                              -------------------
                              Joseph A. Levato
                              Executive Vice President
                              and Chief Financial Officer

                           Exhibit Index


Exhibit
No.       Description                   Page No.
--------  ------------                  --------

4.1       Notice of Redemption for SEPSCO's
          11 7/8% Senior Subordinated Debentures
          due February 1, 1998
99.1      Press release dated December 27, 1995